UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2004

                            SYNDICATIONNET.COM, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    118578                   57-2218873
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)

                              1250 24th Street, NW
                                    Suite 300
                             Washington, D.C. 20037
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (202) 467-2788

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02(a); (b) and (c)   Departure of Directors or Principal Officers;
                             Election of Directors; Appointment of Principal
                             Officers

On November 12, 2004, the Company accepted the voluntary resignation of its Chief Financial Officer, Cynthia White. The Company's board of directors appointed Jay ChittaVajhula to serve as the Company's Chief Financial Officer and as a new board member.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004


SYNDICATIONNET.COM, INC.

/s/ Brian Sorrentino
-----------------------------
Name: Brian Sorrentino
Title: Chief Executive Officer